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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 27, 2005

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  000-19480                 58-1651222
(State or other jurisdiction    (Commission File No.)         (IRS Employer
  of incorporation)                                         Identification No.)

1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA                 30004
    (Address of principal executive offices)                         (Zip Code)

                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

      (a) On July 27, 2005, the Board of Directors (the "Board") of Per-Se Technologies, Inc. ("Per-Se") amended Per-Se's Restated By-laws ("By-laws"). The effective date of the amendment is July 27, 2005. The provision changed by the amendment is Article III, Section 11, regarding compensation of Directors. The previous provision provided that "Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a specific sum fixed by the Board plus expenses may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any Director from serving the Corporation or any parent or subsidiary corporation thereof in any other capacity and receiving compensation therefore." The amended provision provides that "The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of Directors for services to the Corporation in any capacity; provided, however, that no such payment shall preclude any Director from serving the Corporation or any parent or subsidiary corporation thereof in any other capacity and receiving compensation therefor." A copy of the By-laws, as amended, is filed as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibit 3.2 - Restated By-laws of Registrant, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 29, 2005

                                              PER-SE TECHNOLOGIES, INC.

                                              By: /s/ CHRIS E. PERKINS
                                                  -------------------------
                                                   Chris E. Perkins
                                                   Executive Vice President
                                                   and Chief Financial Officer

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                                  EXHIBIT INDEX

            EXHIBIT
              NO.                              DESCRIPTION
            --------                           -----------

             3.2               Restated By-laws of Registrant, as amended.